UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 12, 2013

Move, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26659	95-4438337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Almaden Boulevard, Suite 800
San Jose, California 95113

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:  (408) 558-7100

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Item 9.01 Financial Statements and Exhibits.

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2013, Move, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Move, Inc. 2011 Incentive Plan (the “Incentive Plan”), an omnibus plan that provides for grants of equity and cash-based incentives to employees, officers, directors and consultants of the Company, to increase by 2,100,000 the number of shares available thereunder. Descriptions of the material terms of the Incentive Plan and the proposed amendment thereto were included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2013. The amendment to the Incentive Plan is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s stockholders approved four proposals at the Annual Meeting.  A description of the proposals and the voting results are set forth below. For more information, see the Company’s proxy statement dated April 25, 2013.

•                  ITEM 1 The following six (6) nominees to the Board of Directors were elected, by a plurality of the votes cast, to serve as directors of the Company until the Annual Meeting of Stockholders to be held in 2014 and until his/her successor is elected and qualified, with the specific voting results being as follows:

			BROKER
DIRECTOR	FOR	WITHHELD	NON- VOTES
Joe F. Hanauer	31,062,828	503,534	3,207,335
Steven H. Berkowitz	31,303,961	262,401	3,207,335
Jennifer Dulski	31,359,875	206,487	3,207,335
Kenneth K. Klein	31,331,804	234,558	3,207,335
V. Paul Unruh	31,359,401	206,961	3,207,335
Bruce G. Willison	31,090,961	475,401	3,207,335

•                 ITEM 2 A majority of the votes cast at the meeting were voted in favor of the proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 2013, with the specific voting results being as follows:

FOR	34,619,078
AGAINST	135,527
ABSTAIN	19,092
BROKER NON-VOTES	-- 0 --

•                  ITEM 3 A majority of the votes cast at the meeting were voted in favor of the proposal to approve, on an advisory basis, the compensation paid to the Company’s named executive officers, with the specific voting results being as follows:

FOR	28,944,194
AGAINST	606,919
ABSTAIN	2,015,249
BROKER NON-VOTES	3,207,335

•                  ITEM 4 A majority of the votes cast at the meeting were voted in favor of the proposal to approve an amendment to the Move, Inc. 2011 Incentive Plan to increase by 2,100,000 the number of shares available thereunder, with the specific voting results being as follows:

FOR	26,567,999
AGAINST	2,980,910
ABSTAIN	2,017,453
BROKER NON-VOTES	3,207,335

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Amendment to the Move, Inc. 2011 Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVE, INC.

Date: June 17, 2013
	By:	/s/ James S. Caulfield
James S. Caulfield

Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Amendment to the Move, Inc. 2011 Incentive Plan.